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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): August 9, 2007


                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


     Delaware                       000-31149                   95-4040623
  (State or other                 (Commission                  (IRS Employer
  jurisdiction of                 File Number)              Identification No.)
  incorporation)

6053 West Century Boulevard, 11th Floor
        Los Angeles, California                                 90045-6438
(Address of principal executive offices)                        (Zip Code)


                                 (310) 342-5000

              (Registrant's telephone number, including area code)


                                 Not Applicable

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition.

On August 9, 2007, California Pizza Kitchen, Inc. (the "Company") issued a press release describing selected financial results of the Company for the quarter ended July 1, 2007. A copy of the Company's press release is attached hereto as
Exhibit 99.1. The information in this Item 2.02 and the exhibit hereto are furnished but not filed with the Securities and Exchange Commission.

Item 2.06         Material Impairments.

On August 9, 2007, the Company issued a press release providing details on impairment charges, currently estimated to be approximately $8.5 million, or $0.19 per diluted share, relating to four CPK/ASAP restaurants. The Company expects to record the impairment charge in the third quarter of 2007.

Item 8.01         Other Events.

On August 9, 2007, the Company issued a press release announcing a stock repurchase program authorized by the Company's Board of Directors to acquire in open market or private transactions, from time-to-time for a term of two (2) years, and in accordance with applicable laws, rules and regulations, up to $50 million of the Company's common stock. The Company recently completed its latest authorization of $30 million on August 2, 2007.


Item 9.01         Financial Statements and Exhibits.


Exhibit 99.1      Press release, dated August 9, 2007.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



August 9, 2007                      California Pizza Kitchen, Inc.
                                    a Delaware corporation

                                    By:      /s/ Richard L. Rosenfield
                                             -----------------------------------
                                             Co-Chairman of the Board, Co-Chief
                                             Executive Officer, and Co-President

                                    By:      /s/ Larry S. Flax
                                             -----------------------------------
                                             Co-Chairman of the Board, Co-Chief
                                             Executive Officer, and Co-President


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EXHIBIT INDEX

Exhibit No.                                 Description
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99.1                       Press release, dated August 9, 2007.